Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 (the “Report”) of Onex Direct Lending BDC Fund (the “Registrant”), as filed with the Securities and Exchange Commission on the date hereof, I, Ronnie Jaber, the Chief Executive Officer of the Registrant, hereby certify, to the best of my knowledge, that:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Ronnie Jaber
Name: Ronnie Jaber Chief Executive Officer and President (Principal Executive Officer)
Date: August 8, 2025